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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 11, 2002

                          HOMETOWN AUTO RETAILERS, INC.
             (Exact name of Registrant as specified in its charter)

    Delaware                        000-24669                     06-1501703
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                              774 Straits Turnpike
                               Watertown, CT 06795
               (Address Of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (860) 945-6900

                                       N/A
          (Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

      On July 11, 2002 the Company retained BDO Seidman LLP ("BDO") as the Company's new independent public accountants for the fiscal year 2002, replacing Arthur Andersen LLP ("Andersen"). This change was made upon the recommendation of the audit committee of the Company's board of directors and with the approval of the Company's board of directors. The decision to change independent public accountants was based on the continuing uncertainty regarding Andersen's future.

      Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and December 31, 2000 (Restated) did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2001 and December 31, 2000 (Restated) and through the date of the June 25, 2002 Form 8-K, announcing the dismissal of Andersen, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 25, 2002, stating it has found no basis for disagreement with such statements.

      During the years ended December 31, 2001 and December 31, 2000 (Restated) and through the date hereof, the Company did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      On June 25, 2002, Hometown Auto Retailers, Inc. issued a press release and filed a Form 8-K announcing the dismissal of Andersen. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference. On July 15, 2002, Hometown Auto Retailers, Inc. issued a press release announcing the retaining of BDO as its independent public accountants for the fiscal year 2002. The press release is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

  (c) Exhibit
     Number       Description
  -----------     -----------

      16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 25, 2002.

      99.1        Press Release, dated June 25, 2002.

      99.2        Press Release, dated July 15, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        Hometown Auto Retailers, Inc.


                                        By: /s/ Charles F. Schwartz
                                            ------------------------------------
                                        Name: Charles F. Schwartz
                                        Title: Chief Financial Officer

Dated: July 15, 2002